UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2005

La Jolla Pharmaceutical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on March 30, 2005, La Jolla Pharmaceutical Company (the "Company") announced that it had initiated a restructuring plan to reduce its costs, which included a workforce reduction of approximately 60 staff members. In an effort to retain certain key employees who the Company believes are important for the continuation of the Company's business operations, including the continuation of its ongoing clinical benefit trial of Riquent and its efforts to establish one or more agreements to support the development of Riquent and/or its small molecule inflammation program, the Company entered into retention agreements with Steven B. Engle, Matthew D. Linnik, Ph.D., Bruce K. Bennett, Josefina T. Elchico, Paul C. Jenn, Ph.D., Theodora Reilly, Gail A. Sloan, William J. Welch, and Andrew Wiseman, Ph.D. The retention agreements are attached hereto as Exhibits 10.1 through 10.9, the terms of which are incorporated herein by reference.

Pursuant to the terms of the retention agreements, each of the key employees named above is entitled to receive a retention bonus if he or she remains continuously employed by the Company through June 30, 2005. In addition, each of the key employees named above is eligible to receive incentive bonuses, the payment of which are conditioned upon the completion of certain strategic objectives established by the Board of Directors, as further described in the retention agreements. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to each of the retention agreements filed as exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No. Description
10.1 Retention Agreement, by and between La Jolla Pharmaceutical Company and Steven B. Engle, dated April 19, 2005.
10.2 Retention Agreement, by and between La Jolla Pharmaceutical Company and Matthew D. Linnik, Ph.D., dated April 19, 2005.
10.3 Retention Agreement, by and between La Jolla Pharmaceutical Company and Bruce K. Bennett, dated April 19, 2005.
10.4 Retention Agreement, by and between La Jolla Pharmaceutical Company and Josefina T. Elchico, dated April 19, 2005.
10.5 Retention Agreement, by and between La Jolla Pharmaceutical Company and Paul C. Jenn, Ph.D., dated April 19, 2005.
10.6 Retention Agreement, by and between La Jolla Pharmaceutical Company and Theodora Reilly, dated April 19, 2005.
10.7 Retention Agreement, by and between La Jolla Pharmaceutical Company and Gail A. Sloan, dated April 19, 2005.
10.8 Retention Agreement, by and between La Jolla Pharmaceutical Company and William J. Welch, dated April 19, 2005.
10.9 Retention Agreement, by and between La Jolla Pharmaceutical Company and Andrew Wiseman, Ph.D, dated April 19, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

April 19, 2005	By:	/s/ Steven B. Engle

Name: Steven B. Engle
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Retention Agreement, by and between La Jolla Pharmaceutical Company and Steven B. Engle, dated April 19, 2005.
10.2	Retention Agreement, by and between La Jolla Pharmaceutical Company and Matthew D. Linnik, Ph.D., dated April 19, 2005.
10.3	Retention Agreement, by and between La Jolla Pharmaceutical Company and Bruce K. Bennett, dated April 19, 2005.
10.4	Retention Agreement, by and between La Jolla Pharmaceutical Company and Josefina T. Elchico, dated April 19, 2005.
10.5	Retention Agreement, by and between La Jolla Pharmaceutical Company and Paul C. Jenn, Ph.D., dated April 19, 2005.
10.6	Retention Agreement, by and between La Jolla Pharmaceutical Company and Theodora Reilly, dated April 19, 2005.
10.7	Retention Agreement, by and between La Jolla Pharmaceutical Company and Gail A. Sloan, dated April 19, 2005.
10.8	Retention Agreement, by and between La Jolla Pharmaceutical Company and William J. Welch, dated April 19, 2005.
10.9	Retention Agreement, by and between La Jolla Pharmaceutical Company and Andrew Wiseman, dated April 19, 2005.